Exhibit (h.2)

EXHIBIT A

BTC Recipients

I.	BTC FUNDS

iShares, Inc.

iShares Asia/Pacific Dividend 30 Index Fund

iShares Core MSCI Emerging Markets ETF

iShares Emerging Markets Corporate Bond Fund

iShares Emerging Markets Dividend Index Fund

iShares Emerging Markets High Yield Bond Fund

iShares Emerging Markets Local Currency Bond Fund

iShares Global ex USD High Yield Corporate Bond Fund

iShares Global High Yield Corporate Bond Fund

iShares Latin America Bond Fund

iShares MSCI All Country World Minimum Volatility Index Fund

iShares MSCI Australia Index Fund

iShares MSCI Austria Capped Investable Market Index Fund

iShares MSCI Belgium Capped Investable Market Index Fund

iShares MSCI Brazil Capped Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Capped Investable Market Index Fund

iShares MSCI Colombia Capped ETF

iShares MSCI Emerging Markets Asia Index Fund

iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund

iShares MSCI Emerging Markets Eastern Europe Index Fund

iShares MSCI Emerging Markets EMEA Index Fund

iShares MSCI Emerging Markets Energy Sector Capped Index Fund

iShares MSCI Emerging Markets Growth Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI Emerging Markets Minimum Volatility Index Fund

iShares MSCI Emerging Markets Small Cap Index Fund

iShares MSCI Emerging Markets Value Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Frontier 100 ETF

iShares MSCI Germany Index Fund

iShares MSCI Global Agriculture Producers Fund

iShares MSCI Global Energy Producers Fund

iShares MSCI Global Gold Miners Fund

iShares MSCI Global Select Metals & Mining Producers Fund

iShares MSCI Global Silver Miners Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Israel Capped Investable Market Index Fund

iShares MSCI Italy Capped Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Japan Small Cap Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Capped Investable Market Index Fund

iShares MSCI Netherlands Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Capped Index Fund

iShares MSCI Spain Capped Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Capped Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI Thailand Capped Investable Market Index Fund

iShares MSCI Turkey Investable Market Index Fund

iShares MSCI United Kingdom Index Fund

iShares MSCI USA Index Fund

iShares MSCI World Index Fund

iShares Trust

iShares 10+ Year Credit Bond Fund

iShares 2013 S&P AMT-Free Municipal Series

iShares 2014 S&P AMT-Free Municipal Series

iShares 2015 S&P AMT-Free Municipal Series

iShares 2016 S&P AMT-Free Municipal Series

iShares 2017 S&P AMT-Free Municipal Series

iShares 2018 S&P AMT-Free Municipal Series

iShares 2019 S&P AMT-Free Municipal Series

iShares 2016 Investment Grade Corporate Bond ETF

iShares 2018 Investment Grade Corporate Bond ETF

iShares 2020 Investment Grade Corporate Bond ETF

iShares 2023 Investment Grade Corporate Bond ETF

iShares Aaa – A Rated Corporate Bond Fund

iShares B – Ca Rated Corporate Bond Fund

iShares Baa – Ba Rated Corporate Bond Fund

iShares Barclays 0-5 Year TIPS Bond Fund

iShares Barclays 1-3 Year Credit Bond Fund

iShares Barclays 1-3 Year Treasury Bond Fund

iShares Barclays 3-7 Year Treasury Bond Fund

iShares Barclays 7-10 Year Treasury Bond Fund

iShares Barclays 10-20 Year Treasury Bond Fund

iShares Barclays 20+ Year Treasury Bond Fund

iShares Barclays Agency Bond Fund

iShares Barclays CMBS Bond Fund

iShares Barclays Credit Bond Fund

iShares Barclays GNMA Bond Fund

iShares Barclays Government/Credit Bond Fund

iShares Barclays Intermediate Credit Bond Fund

iShares Barclays Intermediate Government/Credit Bond Fund

iShares Barclays MBS Bond Fund

iShares Barclays Short Treasury Bond Fund

iShares Barclays TIPS Bond Fund

iShares Barclays U.S. Treasury Bond Fund

iShares Cohen & Steers Realty Majors Index Fund

iShares Core Long-Term U.S. Bond ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Short-Term U.S. Bond ETF

iShares Core Total U.S. Bond Market ETF

iShares Dow Jones International Select Dividend Index Fund

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Financials Sector Bond Fund

iShares Floating Rate Note Fund

iShares FTSE China 25 Index Fund

iShares FTSE China (HK Listed) Index Fund

iShares FTSE Developed Small Cap ex-North America Index Fund

iShares FTSE EPRA/NAREIT Developed Asia Index Fund

iShares FTSE EPRA/NAREIT Developed Europe Index Fund

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

iShares FTSE EPRA/NAREIT North America Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund

iShares FTSE NAREIT Mortgage Plus Capped Index Fund

iShares FTSE NAREIT Real Estate 50 Index Fund

iShares FTSE NAREIT Residential Plus Capped Index Fund

iShares FTSE NAREIT Retail Capped Index Fund

iShares Global Inflation-Linked Bond Fund

iShares High Dividend Equity Fund

iShares Human Rights Index Fund

iShares iBoxx $ High Yield Corporate Bond Fund

iShares iBoxx $ Investment Grade Corporate Bond Fund

iShares India 50 ETF

iShares Industrials Sector Bond Fund

iShares International Inflation-Linked Bond Fund

iShares J.P. Morgan USD Emerging Markets Bond Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Multi-Asset Income Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund

iShares MSCI ACWI ex US Consumer Staples Sector Index Fund

iShares MSCI ACWI ex US Energy Sector Index Fund

iShares MSCI ACWI ex US Financials Sector Index Fund

iShares MSCI ACWI ex US Health Care Sector Index Fund

iShares MSCI ACWI ex US Index Fund

iShares MSCI ACWI ex US Industrials Sector Index Fund

iShares MSCI ACWI ex US Information Technology Sector Index Fund

iShares MSCI ACWI ex US Materials Sector Index Fund

iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund

iShares MSCI ACWI ex US Utilities Sector Index Fund

iShares MSCI ACWI Index Fund

iShares MSCI All Country Asia ex Japan Index Fund

iShares MSCI All Country Asia ex Japan Small Cap Index Fund

iShares MSCI All Country Asia Information Technology Index Fund

iShares MSCI All Peru Capped Index Fund

iShares MSCI Australia Small Cap Index Fund

iShares MSCI Brazil Small Cap Index Fund

iShares MSCI Canada Small Cap Index Fund

iShares MSCI China Index Fund

iShares MSCI China Small Cap Index Fund

iShares MSCI Denmark Capped Investable Market Index Fund

iShares MSCI EAFE Growth Index Fund

iShares MSCI EAFE Index Fund

iShares MSCI EAFE Minimum Volatility Index Fund

iShares MSCI EAFE Small Cap Index Fund

iShares MSCI EAFE Value Index Fund

iShares MSCI Emerging Markets Financials Sector Index Fund

iShares MSCI Emerging Markets Latin America Index Fund

iShares MSCI Emerging Markets Materials Sector Index Fund

iShares MSCI Europe Financials Sector Index Fund

iShares MSCI Far East Financials Sector Index Fund

iShares MSCI Finland Capped Investable Market Index Fund

iShares MSCI Germany Small Cap Index Fund

iShares MSCI Hong Kong Small Cap Index Fund

iShares MSCI India Index Fund

iShares MSCI India Small Cap Index Fund

iShares MSCI Indonesia Investable Market Index Fund

iShares MSCI Ireland Capped Investable Market Index Fund

iShares MSCI KLD 400 Social Index Fund

iShares MSCI Kokusai ETF

iShares MSCI New Zealand Capped Investable Market Index Fund

iShares MSCI Norway Capped Investable Market Index Fund

iShares MSCI Philippines Investable Market Index Fund

iShares MSCI Poland Capped Investable Market Index Fund

iShares MSCI Singapore Small Cap Index Fund

iShares MSCI South Korea Small Cap Index Fund

iShares MSCI Taiwan Small Cap Index Fund

iShares MSCI United Kingdom Small Cap Index Fund

iShares MSCI USA ESG Select Social Index Fund

iShares MSCI USA Minimum Volatility Index Fund

iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Size Factor ETF

iShares MSCI USA Value Factor ETF

iShares Nasdaq Biotechnology Index Fund

iShares NYSE 100 Index Fund

iShares NYSE Composite Index Fund

iShares PHLX SOX Semiconductor Sector Index Fund

iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Value Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 2000 Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Value Index Fund

iShares Russell Microcap Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Index Fund

iShares Russell Midcap Value Index Fund

iShares Russell Top 200 Growth Index Fund

iShares Russell Top 200 Index Fund

iShares Russell Top 200 Value Index Fund

iShares S&P 100 Index Fund

iShares S&P 500 Growth Index Fund

iShares S&P 500 Value Index Fund

iShares S&P Aggressive Allocation Fund

iShares S&P Asia 50 Index Fund

iShares S&P/Citigroup International Treasury Bond Fund

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund

iShares S&P California AMT-Free Municipal Bond Fund

iShares S&P Conservative Allocation Fund

iShares S&P Developed ex-U.S. Property Index Fund

iShares S&P Emerging Markets Infrastructure Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Clean Energy Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Infrastructure Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Global Utilities Sector Index Fund

iShares S&P Growth Allocation Fund

iShares S&P International Preferred Stock Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P MidCap 400 Growth Index Fund

iShares S&P MidCap 400 Value Index Fund

iShares S&P Moderate Allocation Fund

iShares S&P National AMT-Free Municipal Bond Fund

iShares S&P New York AMT-Free Municipal Bond Fund

iShares S&P North American Natural Resources Sector Index Fund

iShares S&P North American Technology-Multimedia Networking Index Fund

iShares S&P North American Technology-Software Index Fund

iShares S&P North American Technology Sector Index Fund

iShares S&P Short Term National AMT-Free Municipal Bond Fund

iShares S&P SmallCap 600 Growth Index Fund

iShares S&P SmallCap 600 Value Index Fund

iShares S&P Target Date Retirement Income Index Fund

iShares S&P Target Date 2010 Index Fund

iShares S&P Target Date 2015 Index Fund

iShares S&P Target Date 2020 Index Fund

iShares S&P Target Date 2025 Index Fund

iShares S&P Target Date 2030 Index Fund

iShares S&P Target Date 2035 Index Fund

iShares S&P Target Date 2040 Index Fund

iShares S&P Target Date 2045 Index Fund

iShares S&P Target Date 2050 Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares S&P U.S. Preferred Stock Index Fund

iShares Utilities Sector Bond Fund

iShares MSCI Russia Capped Index Fund, Inc.

iShares MSCI Russia Capped Index Fund

iShares U.S. ETF Trust

iShares Enhanced U.S. Large-Cap ETF

iShares Enhanced U.S. Small-Cap ETF

iShares Short Maturity Bond Fund